UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2007

Cytyc Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-27558	02-0407755
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Campus Drive, Marlborough, MA	01752
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 263-2900

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On October 10, 2007, Cytyc Corporation (“Cytyc”) issued a press release announcing that RiskMetrics Group (“ISS”), Glass Lewis & Co. (“Glass Lewis”) and Egan-Jones Proxy Services (“Egan-Jones”), the nation’s leading independent proxy advisory firms, recommend that Cytyc stockholders vote “FOR” the proposed combination of Cytyc and Hologic, Inc. ISS, Glass Lewis and Egan-Jones provide voting advice to hundreds of institutional investors, mutual and pension funds and other fiduciaries.

The foregoing description of the press release is not intended to be complete and is qualified in its entirety by reference to the complete text of the press release, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1, and is incorporated herein by reference thereto.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated October 10, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTYC CORPORATION

By:	/s/ A. Suzanne Meszner-Eltrich
A. Suzanne Meszner-Eltrich

Senior Vice President, General Counsel and Secretary

Date: October 10, 2007

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated October 10, 2007